Exhibit 99.1 Investor Day 2023 September 7, 2023

Welcome Joon Huh VP Finance & Investor Relations © 2023 Freshworks Inc. All rights reserved. © 2023 Freshworks Inc. All rights reserved. 2

Disclaimer This presentation has been prepared by Freshworks Inc. (“Freshworks”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise, or representation by Freshworks or any officer, director, employee, agent, or advisor of Freshworks. This presentation does not purport to be all inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof or the date indicated in this presentation accompanying certain historical facts. This presentation contains “forward-looking” statements within the Private Securities Litigation Reform Act of 1995 that are based on our management’s current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. Other than statements of historical facts, all statements contained in this presentation, including statements regarding our annual recurring revenue, revenue, expenses and other results of operations; future financial performance, business strategy and plans; potential market and growth opportunities; addition of new customers or continuing relationship with existing customers; growth rates, competitive position; technological or market trends; and our objectives for future operations, are forward-looking statements. Historical results are not indicative of future performance and you should not rely on past performance as indicative of any future performance by Freshworks. These forward-looking statements are subject to a number of risks, uncertainties and assumptions including our ability to achieve or maintain profitability; our expectations and management of future growth; the effects of increased competition as well as innovations by new and existing competitors in our market; and our ability to retain our existing customers and to increase our number of customers. Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results or performance to differ materially from those contained in any forward-looking statements we may make. Factors that may cause actual results to differ materially include our ability to achieve our long-term plans and key initiatives; our ability to sustain or manage any future growth effectively; our ability to attract and retain customers or expand sales to existing customers; delays in product development or deployments or the success of such products; the failure to deliver competitive service offerings and lack of market acceptance of any offerings delivered; the impact to the economy, our customers and our business due to global economic conditions, including market volatility, foreign exchange rates, and impact of inflation; the timeframes for and severity of the impact of any weakened global economic conditions on our customers’ purchasing and renewal decisions, which may extend the length of our sales cycles or adversely affect our industry; our history of net losses and ability to achieve or sustain profitability, as well as the other potential factors described under Risk Factors included in our Annual Report of Form 10-K for the year ended December 31, 2022, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, our most recently filed Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, and other documents of Freshworks Inc. we file with the Securities and Exchange Commission from time to time (available at www.sec.gov). We caution you not to place undue reliance on forward-looking statements, which speak only as of the date hereof and are based on information available to us at the time the statements are made and/or management’s good faith belief as of that time with respect to future events. We assume no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law. Certain terms used in this presentation, such as, “ARR”, “ARPA”, “CAGR”, “FCF”, “SBC”, “SMB”, “TTM” , and others, are defined in the Appendix unless otherwise defined on the slide in which they appear. © 2023 Freshworks Inc. All rights reserved. 3

Investor Day Agenda

8:30am	**Welcome** Joon Huh, VP Finance & Investor Relations
8:35am	**Company Vision and Strategy** Girish Mathrubootham, Chief Executive Officer & Founder
8:55am	**Solutions in Action** Dennis Woodside, President Mukesh Mirchandani, SVP Global Solution Engineering Payal Patel, Director Solution Engineering
9:30am	**Strategy for Durable Growth** Dennis Woodside
10:00am	**Break**
10:10am	**Customer Spotlight | Monos, Sony Music Entertainment & Databricks** Prakash Ramamurthy, Chief Product Officer Paddy Rathinam, Chief Revenue Officer
10:40am	**Financial Overview** Tyler Sloat, Chief Financial Officer
11:10am	**Open Q&A** Joon Huh
12:00pm	**Lunch**

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Submit Questions ir@freshworks.com © 2023 Freshworks Inc. All rights reserved. 5

Company Vision and Strategy Girish Mathrubootham Chief Executive Officer & Founder © 2023 Freshworks Inc. All rights reserved. © 2023 Freshworks Inc. All rights reserved. 6

Freshworks at a glance Multiple 2010 $545M 20% Founded TTM Revenue Q2 Revenue Growth YoY Products (constant currency basis) Two at scale 5,000+ 19,105 FRSH 10% FCF Margin Customers over Employees Initial Public Offering $5K ARR FY 2023 Est. September 2021 Notes: Unless otherwise noted, financial data reflects unaudited results as of June 30, 2023. Employee data is as of June 30, 2023. See Appendix for reconciliation of all GAAP to Non-GAAP financial measures. © 2023 Freshworks Inc. All rights reserved. 7

Our mission We deliver modern and innovative AI-guided customer and employee service solutions that enable the Fortune 5 million to drive delightful engagement and increase productivity © 2023 Freshworks Inc. All rights reserved. 8

Industry tailwinds helping Freshworks grow 1 Digital transformation of every business 2 Rising demands of customers and employees 3 The data imperative and the opportunity of generative AI © 2023 Freshworks Inc. All rights reserved. 9

1 Businesses of all sizes must transform to compete in a digital-first world Large companies Small companies must be agile must deliver world and responsive class experiences © 2023 Freshworks Inc. All rights reserved. 10

2 Expectations for customer and employee experience have changed The race for faster, more enjoyable service Conversational Contextual Immediate Multi-channel engagement understanding results interaction © 2023 Freshworks Inc. All rights reserved. 11

3 The need for better insights drives demand for high-quality data Need to break down The rise of customer Your AI is only as data silos data platforms good as your data © 2023 Freshworks Inc. All rights reserved. 12

Consistent innovation and product evolution

Journey to multi-persona, AI-guided strategy


2011
Freshdesk
Customer service
Freshservice
ITSM
Freshchat
Modern messaging
Freshcaller
Cloud telephony
Customer 360 Vision
Freshsales
Sales
Freshmarketer
Marketing automation
2020
Freddy AI
Freshworks Neo
Platform
Freshservice
for Business Teams
ESM
2023
Freshworks CS Suite
Customer service

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The Freshworks solution

IT & Employee Service

Freshservice
Freshservice for Business Teams

Customer Service

Freshdesk
Freshchat
Freshworks CS Suite

Sales & Marketing

Freshsales
Freshmarketer

Neo Platform

Freddy AI

Data & Analytics | Unified Customer Experience | Developer & Marketplace Experience

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Neo platform and Freddy infuse AI across all products

IT & Employee Service
- Freshservice
- Freshservice for Business Teams

Customer Service
- Freshdesk
- Freshchat
- Freshworks CS Suite

Sales & Marketing
- Freshsales
- Freshmarketer

Neo Platform

Freddy AI Capabilities

Freddy Self Service
for
Customers &
Employees

Freddy Copilot
for
Customer Service
Sales, Marketing
IT & Developers

Freddy Insights
for
Business
Leaders

Data & Analytics | **Unified Customer Experience** | **Developer & Marketplace Experience**

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Our India advantage World class talent that innovates fast ● Born in India, global from Day 1 ● Access to world class talent Hyderabad ● Product scale and velocity Bengaluru Chennai © 2023 Freshworks Inc. All rights reserved. 16

Global customer base 65K+ customers across verticals and 120+ countries Retail, Logistics, Financial Auto & Media & High Hospitality & & E-Commerce Services Manufacturing Entertainment Tech Travel © 2023 Freshworks Inc. All rights reserved. 17

Culture is our intangible asset Craftsmanship Happy ‘Work’ Agility with True Friend to Environment Accountability the Customer These values are the bedrock of our culture © 2023 Freshworks Inc. All rights reserved. 18

Experienced global leadership team Girish Mathrubootham Dennis Woodside CEO & Chief Executive Officer & Founder President President PRIOR: PRIOR: Leadership Tyler Sloat Prakash Ramamurthy Pradeep Rathinam Chief Financial Officer Chief Product Officer Chief Revenue Officer team PRIOR: PRIOR: PRIOR: Pam Sergeeff Johanna Jackman Chief Legal Officer & Chief People Officer General Counsel PRIOR: PRIOR: Shafiq Amarsi Murali Krishnan SVP GTM Strategy & Operations SVP Customer Experience PRIOR: PRIOR: © 2023 Freshworks Inc. All rights reserved. 19

Our path to multi billion dollar scale We are competing in three massive TAMs We have business momentum moving upmarket and serving larger customers Our customers are adopting multiple products as cross sell remains a large opportunity AI & automation is a tailwind to our business creating incremental monetization opportunities India provides a strategic advantage for the business © 2023 Freshworks Inc. All rights reserved. 20

Our Solutions in Action Dennis Woodside President © 2023 Freshworks Inc. All rights reserved. © 2023 Freshworks Inc. All rights reserved. 21

We compete in three large, growing and adjacent markets IT & Employee Customer Sales & Service Service Marketing Intelligent, Omnichannel, Unified sales $78B right-sized service intelligent customer and marketing management support automation TAM (1) Sales & IT Teams Support Teams Marketing Teams (1) Source: Gartner, IT Operations Management Software, Worldwide, 2020-2026; Customer Relationship Management, Worldwide © 2023 Freshworks Inc. All rights reserved. 22 BUYERS BUSINESS NEEDS

Why we win Unified Time to Total Cost of Ease of Use Experience Value Ownership Rapid Innovation Enterprise scale & extensibility © 2023 Freshworks Inc. All rights reserved. 23

IT & Employee Service © 2023 Freshworks Inc. All rights reserved. 24

IT & Employee Service Our products scale with the needs of IT departments and beyond Project Business ITSM ITOM ITAM Management Teams Neo Platform Freddy AI © 2023 Freshworks Inc. All rights reserved. 25

IT & Employee Service Freshservice crossed $260M in ARR and is growing fast 2022 TAM(1) ARR(2) Growth Rate(2) $20B $260M Low 40s 2022-2026 Target Customers TAM CAGR(1) Persona >$5K ARR(2) 12% CIO 8,624 (1) Source: Gartner. This includes IT Service Management, IT Asset Management & Software Asset Management (SAM), IT Infrastructure Monitoring, AIOps, Service Orchestration and Automation Platforms. (2) ARR, ARR YoY growth rate and customer count are as of Q2-23. © 2023 Freshworks Inc. All rights reserved. 26

IT & Employee Service Significant opportunity to innovate within IT and adjacent spaces Sec Ops Freshworks for Gov’t. MSPs Governance, Risk and Business Compliance Teams Freddy AI Industry Solutions ITAM Freddy ITOM Gen AI IT Project Management ITSM 2023 FUTURE © 2023 Freshworks Inc. All rights reserved. 27

ITSM Solutions IT & Employee Service IT & Employee Service Customer and industry analyst recognition User Ratings User Reviews Industry Analyst Coverage “Freshservice has allowed us to handle approximately 20% more tickets and incidents per month, Covered in 3 distinct markets compared to our previous legacy system.” “We use it for ticketing, project Covered in 3 distinct markets management, and problem tracking. The application makes it easy to keep track of our user's problems, resolutions, and feature Covered in 2 distinct markets requests.” © 2023 Freshworks Inc. All rights reserved. 28

IT & Employee Service

CASE STUDY

A&E selects Freshservice to handle IT and G&A requests seamlessly

A+E Networks is a global content company comprised of some of the most popular brands in media, including Lifetime, HISTORY, Lifetime Movies, FYI, VICELAND, Blaze and Crime+Investigation.

Business Challenge

Legacy ITSM solution did not allow A&E to efficiently route and respond to employee tickets across HR, IT, Legal and Finance in a single platform, leading to poor agent productivity.

The Solution

With Freshservice, multiple A&E departments were able to improve self service for nearly 3,000 employees. Automated ticket deflection with virtual agents increased agent productivity and improved resolution times.

Incumbent System:	Servicenow
Replaced with:	Freshservice

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IT & Employee Service

CASE STUDY

Freshservice enables digital transformation for Georgetown University students and faculty

Georgetown University

Georgetown University is in Washington DC with 20,000 students. Founded in 1789, it is the oldest Roman Catholic institution of higher education in the United States.

Business Challenge

Using a homegrown IT management system made it difficult for students and faculty to digitally submit support tickets, and forced IT to monitor multiple request channels.

The Solution

All faculty and student IT, HR and health services needs are handled by Freshservice. Freshchat and Freshcaller help Georgetown's business teams deflect inquiries for 450 users across multiple departments.

Incumbent System: Homegrown solution

Replaced with: Freshservice Freshchat Freshcaller

Land → Expand

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[Product Demo #1 –IT & Employee Service] © 2023 Freshworks Inc. All rights reserved. 31

Customer Service © 2023 Freshworks Inc. All rights reserved. 37

Customer Service We offer modern, intelligent omnichannel customer service solutions Automated Conversational Advanced Voice self service support ticketing support Neo Platform Freddy AI © 2023 Freshworks Inc. All rights reserved. 38

Customer Service Customer service solutions at $300M in ARR Growth Rate(2) 2022 TAM(1) ARR(2) Low-Mid $27B $300M Teens 2022-2026 Customers Target TAM CAGR (1) >$5K ARR(2) Persona CS, CCO 15% 10,272 (1) Source: Gartner. Customer Service includes: Customer engagement center, CCI and CCAS, Workforce Engagement Management, Digital customer service and Field service management. © 2023 Freshworks Inc. All rights reserved. 39 (2) ARR, ARR YoY growth rate and customer count are as of Q2-23.

Customer Service Building upon a history of innovation Field Service Management Quality All in one Management, Customer WFM, Agent Freddy AI Service Suite Performance Omnichannel Management & Support & Training Conversational Customer Success Industry Support Solutions Social Self Service Freddy with Bots Copilot and Support Insights Ticketing Cloud Support Telephony 2023 FUTURE © 2023 Freshworks Inc. All rights reserved. 40

Customer and industry analyst recognition

Customer Service

User Ratings

Leader
WINTER
2023

Highest User Adoption
Mid-Market
WINTER
2023

TrustRadius
TOP RATED
2023

Best Est. ROI
Enterprise
WINTER
2023

User Reviews

"I am using Freshdesk in my organization to support more than 13,000 customers. The ticketing system records and solves all their inquiries, requests, and reported issues."

"Freshdesk is a lifesaver for agent occupancy and workload distribution."

Industry Analyst Coverage

Gartner

Covered in **2 distinct markets**

Forrester

Covered in **1 distinct market**

IDC

Covered in **2 distinct markets**

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CASE STUDY

Customer Service

Ingram Micro scales to 28 countries, delighting customers with Freshdesk

About Customer

Ingram Micro is a global distributor of information technology products and services, with operations in 61 countries and 27,000 associates across 6 continents, generating over $50B in annual revenue.

Business Challenge

Ingram Micro used multiple tools to provide customer support over different channels and to different countries, making transparency across accounts very difficult.

The Solution

Freshdesk and Freshbots helped Ingram Micro automate and centralize support to reduce resolution times for technical and non-technical issues. Ingram Micro increased their agents by 395% and CSAT score to 85%.

Incumbent System:	Zendesk

Replaced with: Freshdesk · Freshchat · Freshcaller · Freshservice

Land → Expand

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CASE STUDY

Customer Service

Clopay selects Freshworks to automate and modernize dealer support

Clopay

America's Favorite Doors®

About Customer

Clopay is North America's largest garage door manufacturer, with four manufacturing plants and 52 distribution centers throughout the US and Canada, generating $1.5 billion in annual revenue.

Business Challenge

Clopay experienced increasing multi-channel interactions with garage door dealers through calls, mobile chats, website forms and physical walk-ins.

The Solution

Freshdesk, Freshchat and Freshcaller were purchased to create a unified platform to enhance the agent and dealer experience. Freshworks has scaled with Clopay from 330 to 413 agents.

Incumbent System:	Oracle
Replaced with:	Freshdesk, Freshchat, Freshcaller

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[Product Demo #2 – Customer Service] © 2023 Freshworks Inc. All rights reserved. 44

Sales and Marketing © 2023 Freshworks Inc. All rights reserved. 52

Sales & Marketing Our Sales and Marketing solution offers a unified view of the customer journey Sales Force Marketing Configure, Price Ecommerce Automation Automation & Quote integrations Neo Platform Freddy AI © 2023 Freshworks Inc. All rights reserved. 53

Sales & Marketing

Sales and Marketing products complement our customer service solutions in a large TAM

2022 TAM(1) **$32B**	ARR(2) **$25M**	Growth Rate(2) **Less than 10%**
2022-2026 TAM CAGR (1) **15%**	Target Persona **CRO CMO**	Customers >$5K ARR(2) **1,114**

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(1) Source: Gartner. Sales includes Sales Execution & SFA, Partner Relationship Management (PRM), Configure-Price-Quote (CPQ), Sales Enablement, Sales Performance Management, Sales Engagement, Price Optimization and Customer Success Management. Marketing includes B2B Marketing Automation, Account Based Marketing, MultiChannel marketing, AdTech, Digital Asset Management and Loyalty Management.
(2) ARR, ARR YoY growth rate and customer count are as of Q2-23.

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Unified CRM to accelerate growth

Sales & Marketing



Sales Automation
Marketing Automation
Freddy AI
Freshsales Suite
Unified CRM On UCR
E-commerce Integrations
Generative AI Enhancements
Highly Personalized Experiences
Conversational Commerce
2023
FUTURE

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CASE STUDY

Sales & Marketing

Addison Lee hits the brakes on legacy CRM and selects Freshworks

ADDISON LEE

About Customer

Addison Lee is an on-demand ride service based in the UK and available in 350 cities worldwide. Every year, Addison Lee transports over 10 million passengers each year in London alone.

Business Challenge

A disjointed set of customer management and communication systems caused low agent productivity. Sales and Support teams lacked a unified view of users across the customer lifecycle.

The Solution

Building upon their positive experience with Freshservice for many years, Addison Lee improved their sales and support processes by using Freshsales, Freshdesk, Freshmarketer as an integrated solution for their GTM teams.

Incumbent System: Salesforce

Replaced with: Freshservice, Freshdesk, Freshchat, Freshcaller, Freshsales, Freshmarketer

Land → → → Expand

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[Product Demo #3 – Sales and Marketing] © 2023 Freshworks Inc. All rights reserved. 57

Strategy for Durable Growth © 2023 Freshworks Inc. All rights reserved. © 2023 Freshworks Inc. All rights reserved. 63

Our growth drivers 1 Unique GTM designed to efficiently serve the Fortune 5 Million 2 SMB opportunity remains large 3 Large customers are increasingly turning to Freshworks 4 Significant opportunity to expand with our existing customers 5 AI and Neo amplify our value proposition © 2023 Freshworks Inc. All rights reserved. 64

Unique GTM designed to efficiently 1 serve the Fortune 5 Million © 2023 Freshworks Inc. All rights reserved. 65

We have 3 sales motions to drive a high velocity business Scaling Partner Growing Field Efficient Inbound Ecosystem Sales Motion Sales Motion Enable Partners to build a Online search, web traffic, Deeper coverage for our profitable business trials, paying customers largest customers 45% of new 30% of new 25% of new business ARR (1) business ARR (1) business ARR (1) Note: Data based on the average new business ARR of last four quarters ending with Q2-23. © 2023 Freshworks Inc. All rights reserved. 66

Efficient inbound sales motion serves businesses of all sizes



Multiple acquisition sources
Intuitive, DIY Products
Transparent Pricing
Easy Trial
Frictionless Buyer Experience
Low-touch, sales-assist

Thousands of monthly trials
Majority sourced from non-paid channels

High velocity business
80% of SMB accounts close within 30 days(1)

Low cost of sales
Due to India operations

Predictable business
Consistent linearity

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(1) Data is year-to-date through August 2023.

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Growing field sales motion provides local customer coverage



Seattle, WA
San Mateo, CA
Denver, CO
London
Utrecht
Berlin
Paris
Bengaluru
Hyderabad
Chennai
Singapore
Sydney
Melbourne

NA
44% of Revenue
Q2-23

EMEA
39% of Revenue
Q2-23

APAC & ROW
17% of Revenue
Q2-23

Average time to close **~5 months**, average deal size **$18K**(1)

Closed **17** $100K+ deals in Q2-23, up over **50%** YoY

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(1) Average time to close and average deal size are as of Q2-23.

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Our partner ecosystem supports our strategy of moving upmarket



Robust Ecosystem

400+
Partners

NA	EMEA	APAC & ROW
110	110	180

- Refreshed partner program this year
- Partners are now winning bigger deals with us:

In Q2-23, partner sourced new business grew **37%** YoY

Partners generate **25%** of our new business(1)

In H1, partners closed **11** large customers (>$100K ARR)

(1) Data based on the average new business ARR of last four quarters ending with Q2-23.

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Changes to GTM are driving business impact Separation of new Focus on New business & expansion larger deals leadership Record field new Highest number of Senior leaders across business in H1-23 large deals signed in GTM and supporting Q2-23 in company functions are driving history growth © 2023 Freshworks Inc. All rights reserved. 70

SMB opportunity remains large 2 © 2023 Freshworks Inc. All rights reserved. 71

Millions of SMBs need to adopt AI and automation to compete > 1.2M SMBs $23B TAM > 332M SMBs with 10+ employees and growing fast (3) worldwide in 2021 (1) in the USA alone (2) (1) Source: Statista, Estimated number of small and medium sized enterprises (SMEs) worldwide from 2000 to 2021. (2) Source: United States Census Bureau 2020 SUBS Annual Data Tables by Establishment Industry © 2023 Freshworks Inc. All rights reserved. (3) Source: Gartner and Activate Consulting. Represents TAM for SMBs as of 2022. 72

Strong track record of solving the needs of SMBs SMB Customers using Freshworks CAGR SMB customers 2019 to Q2-23 >51,700 15% 51,700 Avg. deal size 50,200 44,900 $2K ARR 38,700 Avg. time to close 31,700 25 days Payback period ~10 months Served out of India 2019 2020 2021 2022 Q2-23 Note: Above data is as of Q2-23. © 2023 Freshworks Inc. All rights reserved. 73

PLG 2.0 project to supercharge our SMB business Expanding content sources to acquire Product Discovery new leads; optimizing SEO strategy Experimenting with personalized sign up, revised tutorials, and proactive customer Sign-up and Adoption assistance to accelerate time to value Revamping post 30-day onboarding; using in-product nudges to encourage Conversion & Expansion product discovery, cross-sell and upsell © 2023 Freshworks Inc. All rights reserved. 74

SMBs trust us to transform and compete in digital-first world

Blue Raven Solar

About the company
Blue Raven Solar is one of the fastest growing residential solar companies in the U.S based out of Salt Lake City.

Problem we solved
A homegrown CRM and other point solutions used across teams were hard to maintain and made it challenging to scale support and processes.

Freshworks products used:
Freshdesk
Freshservice
Land → Expand

ERC specialists

About the company
Employee Retention Credit (ERC) Specialists are tax experts dedicated to maximizing credits for U.S. businesses affected by COVID-19.

Problem we solved
Spreadsheets and email slowed down employee and customer support, wasting time of 200 employees.

Freshworks products used:
Freshdesk
Freshservice
Land → Expand

JW Pepper

About the company
J. W. Pepper & Son, Inc. is a privately owned American sheet music retailer based in Pennsylvania.

Problem we solved
Customer and IT support teams found Jira's knowledge base and workflow automation to be insufficient.

Freshworks products used:
Freshdesk
Freshservice
Land → Expand

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Large companies are turning 3 to Freshworks © 2023 Freshworks Inc. All rights reserved. 76

Freshworks delivers against the pain points large companies face Solutions that require High cost solutions Complex solutions Siloed apps with long implementation that require expensive that require specialized clunky integrations cycles that take consultants or significant skills and knowledge that hinder employee months or years IT resources to deploy for employees productivity and maintain to do their jobs Fast time ½ the TCO Easy to use, Unified to value or less easy to train Solution © 2023 Freshworks Inc. All rights reserved. 77

Larger companies are adopting Freshworks Mid Market & Enterprise Customers using Freshworks We are winning more Mid Market and Enterprise customers than ever before ● 759 new customers landed in Q2-23, CAGR 13,800 30% YoY growth 2019 to Q2-23 16% ● 215 of G2000 have at least one deployment 11,118 8,200 $50K+ ARR Customers $100K+ ARR Customers ● 2,186 customers ● 855 customers ● 33% YoY growth ● 37% YoY growth ● 46% of ARR ● 30% of ARR 2019 Q2-23 Note: Above data is as of Q2-23. © 2023 Freshworks Inc. All rights reserved. 78

CASE STUDY

Coherent leaves legacy system behind to increase work efficiency with Freshservice

COHERENT

About Customer

Coherent Corp. (NYSE: COHR) is a global leader in materials, networking, and lasers for the industrial, communications, electronics, and automotive technology industries with over $5 Billion in annual revenue.

Business Challenge

Coherent is comprised of two distinct sectors: Commercial and Aerospace Defense. Collaborating effectively between these segments presented unique challenges due to their parallel yet separate operations governed by data access laws.

The Solution

Coherent selected Freshservice for of its ability to separate sector instances while acting as a single, easy to use platform for all employees. Our ability to fulfill major incident management and employee onboarding needs helped us win the business over an incumbent.

Incumbent System:	ServiceNow
Replaced with:	Freshservice

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Opportunity to expand our existing 4 customers © 2023 Freshworks Inc. All rights reserved. 80

Our largest customers already use multiple Freshworks offerings Customer Customer Service IT & Employee Service Sales & Marketing 1. Financial Services✓ 2. IT Infrastructure & services ✓✓✓ 3. Telecommunications ✓✓ 4. IT Infrastructure & services ✓ 5. Financial Services ✓ 6. Retail✓ 7. Entertainment✓✓ 8. Retail✓✓✓ 9. Entertainment ✓✓ 10. Telecommunications ✓ 11. Financial Services✓✓ 12. Retail✓ 13. IT Infrastructure & services ✓ 14. Telecommunications ✓✓ 15. Financial Services ✓ 16. Entertainment✓ 17. Financial Services✓✓ 18. Hospitality✓✓ 19. IT Infrastructure & services ✓✓ 20. Business Services ✓ Note: Top 20 customers by total ARR as of June 30, 2023. © 2023 Freshworks Inc. All rights reserved. 81 Top 20 Customers

We have multiple expansion paths with our customers New Products 20% of new IT customers are Bots buying Freshservice for $100 for 1,000 Business Teams Freshbots agents along Agent Addition sessions with IT(1) 26% CAGR 2019 to Q2-23 Add-on SKUs Freddy AI Copilot $29 per Pricing & Plans agent ● Rationalize discounts ● Pricing adjustments to reflect value (1) Data from December 2022 to June 2023. © 2023 Freshworks Inc. All rights reserved. 82

CASE STUDY

iQor increases business efficiency as it expands to multiple Freshworks products

iQor

About Customer

iQor is a business process outsourcing company operating 40 call centers in NoAm, Europe, and Asia with 40,000 employees and $16B in annual revenue.

Business Challenge

Manually managing email inboxes for their internal support system slowed down employee service management across IT, HR, Finance teams.

The Solution

Freshservice integrated with existing systems and quickly helped automate support across business teams and adding Freshchat and Freshcaller later improved collaboration. Now iQor is beta testing Freddy AI to further enhance business efficiency.

Incumbent System:	Homegrown solution
Replaced with:	Freshservice, Freshchat, Freshcaller, Freddy AI

Land → Expand

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AI and Neo amplify our value 5 proposition © 2023 Freshworks Inc. All rights reserved. 84

Our Freddy AI resolves millions of inquiries >220M 1,000+ >20M Interactions assisted Customers assisted Times Gen AI was by Freddy Self Service (1) by Freddy Copilot (1) used to increase agent productivity (1) “We adopted Freshworks' Freddy omnibot platform for a highly automated and personalized customer experience. We have been using it for a year and can confidently say that we have accomplished most of what we had in mind.” Vishal Gupta, Head of Product at PhonePe (1) Data is as of Q2-23. © 2023 Freshworks Inc. All rights reserved. 85

AI is a tailwind for Freshworks Agent Software Customers see value from: Customer Savings ● Improved agent productivity Freshworks● Lower labor costs AI Software Software Costs● Better outcomes Agent Software We capture value from: Customer ● Per seat license upcharge Agent Costs (Freddy Copilot) ● Consumption-based bot pricing Agent Labor Agent Labor (Freddy Self Service) Costs Costs © 2023 Freshworks Inc. All rights reserved. 86

Neo Platform is a force multiplier Neo Platform 1 2 3 Marketplace Apps AI services power Shared platform for interoperability Freddy Insights services enable and extensibility across products faster innovation © 2023 Freshworks Inc. All rights reserved. 87

Our growth drivers 1 Unique GTM designed to efficiently serve the Fortune 5 Million 2 SMB opportunity remains large 3 Large customers are increasingly turning to Freshworks 4 Significant opportunity to expand with our existing customers 5 AI and Neo amplify our value proposition © 2023 Freshworks Inc. All rights reserved. 88

© 2023 Freshworks Inc. All rights reserved. Customer Spotlight Prakash Ramamurthy Paddy Rathinam Chief Product Officer Chief Revenue Officer © 2023 Freshworks Inc. All rights reserved. 89

Our speaker Jacen Cadabing Customer Experience © 2023 Freshworks Inc. All rights reserved. 90

Our speaker David Harrington IT and Asset Management © 2023 Freshworks Inc. All rights reserved. 91

Our speaker Pradeep Singh Infrastructure and Operations © 2023 Freshworks Inc. All rights reserved. 92

Financial Overview Tyler Sloat Chief Financial Officer © 2023 Freshworks Inc. All rights reserved. 93

Business model highlights Maturing Financial Delivering Durable Creating Operating Revenue Growth Leverage Model ● 2 products at scale● Prioritizing investment to drive● Creating a path to more than $1B in revenue top line growth ● Serving SMB to lower enterprise, globally● Maintaining strong gross margins● Driving current 10% FCF margin to Rule of 40 and more ● Larger deals with continued land● Leveraging S&M, R&D, and G&A ● Reducing SBC as % of revenue and expand strategy to drive margin expansion and managing dilution Key Operating Metrics ● Net Dollar Retention Rate● Customers >$5K ARR © 2023 Freshworks Inc. All rights reserved. 94

Delivering strong and durable revenue growth ($ in millions) $600 CAGR $591 2019-2023 36% $498 $400 $371 $200 $250 $172 $0 2019 2020 2021 2022 2023E Note: 2023 figures are based on the midpoint of Freshworks full year 2023 financial estimates. © 2023 Freshworks Inc. All rights reserved. 95

Growth driven by 2 products at scale with growing average revenue per account (ARPA) ARPA Drivers CAGR 2019 to Q2-23 $17.5K ● With smaller initial 19% CAGR deal sizes for CS, ARPA CAGR 2019 to Q2-23 2019 to Q2-23 growth primarily 16% driven by expansion 10% $9.5K ● IT ARPA growth $9.0K primarily driven by larger initial deal sizes $6.4K $5.4K $4.6K 2019 Q2-23 2019 Q2-23 2019 Q2-23 IT ARPA Overall ARPA CS ARPA © 2023 Freshworks Inc. All rights reserved. 96

Larger customers are becoming a bigger part of our business $5K+ ARR Customers $50K+ ARR Customers $100K+ ARR Customers 19,105 CAGR CAGR CAGR 17,722 2,186 2019 to Q2-23 2019 to Q2-23 2019 to Q2-23 855 26% 50% 56% 1,908 14,814 737 11,570 1,416 535 8,588 881 321 534 180 2019 2020 2021 2022 Q2-23 2019 2020 2021 2022 Q2-23 2019 2020 2021 2022 Q2-23 % of ARR 78% 82% 85% 87% 88% 29% 34% 41% 44% 46% 18% 22% 27% 29% 30% © 2023 Freshworks Inc. All rights reserved. 97

Growth is coming from new lands for $5K+ ARR customers and expansion for larger customer cohorts $5K+ ARR $50K+ ARR $100K+ ARR Customers Customers Customers 12% Net Expansion 64% 78% New Business 88% 36% 22% Contribution of net customer adds over TTM average © 2023 Freshworks Inc. All rights reserved. 98

As we serve larger customers, our billing mix is evolving to longer duration % of ARR Customer Segment % of ARR by Billing Frequency 10% 14% Other 19% Mid Market & 59% 56% Monthly Enterprise 32% 32% 71% Annual 54% SMB 44% 41% 2019 Q2-23 2019 Q2-23 © 2023 Freshworks Inc. All rights reserved. 99

Our annual cohorts have delivered consistent expansion 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 The chart illustrates the total ARR of each cohort as of December 31, 2022 over the periods presented, net of contraction and churn. Each cohort represents customers who made their first purchase from us in a given year. For example, the 2022 cohort includes all customers that purchased their first subscription from us between January 1, 2022 and December 31, 2022. © 2023 Freshworks Inc. All rights reserved. 100

Net dollar retention continues to drive growth with meaningful upside to improve expansion


115%
111%
114%
108%
107%
108%
2019
2020
2021
2022
Q1-23
Q2-23

Net Expansion Levers

- Purposeful **cross-sell motion**: multi-product adoption of 25%
- Drive **edition upgrades**: opportunity to upgrade across 250K+ agents in lower plans
- **Pricing** for increased capabilities and value: 4% lift in Freshservice realized price per agent
- **New products and add-ons**: new AI SKU for Copilot at $29/agent/month
- **Churn rate**: improvement to mid - high teens driven by product maturity and mix shift

Net Dollar Retention Rate is calculated by taking the Ending ARR of the cohort of customers from 12 months prior divided by the Entering ARR from 12 months ago. For example, Net Dollar Retention Rate would be 110% if the ARR of our customers ending Q2-22 was $100 and the ARR of those customers grew to $110 ending Q2-23. For clarity, above Net Dollar Retention Rate numbers are "as reported" numbers, not adjusted for constant currency.

Note: Unless otherwise noted, above data is as of June 30, 2023.

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We are driving overall operating efficiency Non-GAAP 80% 81% 82% 82% 84% Gross Margin Non-GAAP (15%) (3%) (5%) (4%) 6% Operating Margin FCF Margin (13%) 9% 1% (3%) 10% 20% 19% 18% 18% 16% 22% COR 21% 20% 20% 17% R&D S&M 64% 53% 54% 56% 50% G&A 9% 12% 11% 11% 8% 2019 2020 2021 2022 H1-23 Non-GAAP Expenses as % of Revenue Notes: We believe that free cash flow is a useful indicator of liquidity as it measures our ability to generate cash from our core © 2023 Freshworks Inc. All rights reserved. 102 operations after purchases of property and equipment. See Appendix for reconciliation of all GAAP to Non-GAAP financial measures.

Our India operations provide a strategic advantage ● 4,200 employees in India, or 85% of total employees, spanning each function of R&D, S&M and G&A ● GTM responsibilities for SMB, inbound and customer support ● Nearly all of product development and engineering with 1,600 employees ● Lower cost infrastructure allows us to scale and innovate fast © 2023 Freshworks Inc. All rights reserved. 103

Our financial model creates operational agility Growth Drivers Margin Levers ● Recurring revenue provides● Disciplined approach stability and predictability to hiring ● Shorter lead time for● GTM investments driven by inbound provides ability efficiency of spend to manage spend ● Prudent discretionary spend Operational Agility © 2023 Freshworks Inc. All rights reserved. 104

2023 Financial estimates ($ in millions except for per share data) Q3-23 Est. FY 2023 Est. Revenue(1) $149.0 - $151.5 $587.0 - $595.0 Year-over-year growth 16% - 18% 18% - 19% Adjusting for constant currency(2) 15% - 16% 18% - 20% Non-GAAP income from operations (1) $6.0 - $9.0 $24.0 - $32.0 Non-GAAP net income per share (3) $0.04 - $0.06 $0.18 - $0.22 (1) Revenue and non-GAAP income from operations are based on exchange rates as of July 28, 2023 for currencies other than USD. See Appendix for reconciliation of all GAAP t Non-GAAP financial measures for the historical periods provided in this presentation. (2) Revenue growth rates adjusted for constant currency are based on average exchange rates in effect during the comparison period for currencies other than USD. (3) Non-GAAP net income per share was estimated assuming 300.2 million and 299.8 million weighted-average shares outstanding for the third quarter and full year 2023, respectively. © 2023 Freshworks Inc. All rights reserved. 105

Planning to grow to the Rule of 40 and beyond Rule of 40 20% Revenue Growth 19% 20% FCF Margin 10% 2023E 2025 Long Term Note: Rule of 40 is calculated as the sum of revenue growth and free cash flow margin. 2023 figures are based on the midpoint of Freshworks full year 2023 financial estimates. See Appendix for reconciliation of all GAAP to Non-GAAP financial measures. © 2023 Freshworks Inc. All rights reserved. 106

More than $1 billion revenue for 2026 in our baseline plan ARPA continues Larger customers 20% CAGR to increase driving growth % of ARR TODAY 2026 TODAY 2026 TODAY 2026 >$5K ARR: 19.1K >$5K ARR: 30K+ ARPA: ARPA: CS: 51% CS: 35% $9K $14K >$50K ARR: 2.2K >$50K ARR: 5K+ IT: 44% IT: 60% S&M: ~5% S&M: 5% 13% CAGR Note: Above data is as of June 30, 2023. © 2023 Freshworks Inc. All rights reserved. 107

We have multiple sources of upside to the baseline plan Broader macroeconomic stability Product changes in S&M driving traction & growth AI & bot monetization driving expansion Higher cross persona penetration driving expansion Pricing & packaging adjustments PLG 2.0 driving resulting in greater faster growth expansion rates of SMB business impacting CS and S&M © 2023 Freshworks Inc. All rights reserved. 108

We are reducing SBC % and managing dilution 47% 42% Post-IPO 38% PRSUs Pre-IPO SBC as % 18-20% of Revenue 2021 2022 2023 2026 Dilution 12% 5% ~3% <3% Notes: Dilution is calculated as [shares granted - shares forfeited] / weighted average shares outstanding. © 2023 Freshworks Inc. All rights reserved. 109

2026 Model leads to FCF margin of 20%+ 2023 2026 19% Revenue Growth 20-22% Non-GAAP Gross Margin 83% 83% R&D 18% 17% As a % of Revenue S&M 49% 37-39% As a % of Revenue G&A 11% 9% As a % of Revenue Operating Margin 5% 18-20% Free Cash Flow Margin 10% 20-22% GAAP Operating Margin (33%) 0% Notes: 2023 figures are based on the midpoint of Freshworks full year 2023 financial estimates. See Appendix for reconciliation of all GAAP to Non-GAAP financial measures. © 2023 Freshworks Inc. All rights reserved. 110

Summary Summary of financial strategy Durable revenue growth Investments driving 20% revenue building toward a multi-billion growth, with potential upside dollar business Financial model combines growth Improving operating efficiency with operating agility to deliver and FCF generation to achieve shareholder value through Rule of 40+ economic cycles © 2023 Freshworks Inc. All rights reserved. 111

Our path to multi billion dollar scale We are competing in three massive TAMs We have business momentum moving upmarket and serving larger customers Our customers are adopting multiple products as cross sell remains a large opportunity AI & automation is a tailwind to our business creating incremental monetization opportunities India provides a strategic advantage for the business © 2023 Freshworks Inc. All rights reserved. 112

Q&A © 2023 Freshworks Inc. All rights reserved. 113

Appendix © 2023 Freshworks Inc. All rights reserved. 114

Definitions Customer: a unique domain or unique email address with at least one more more paid subscriptions to one or more of our products ARPA: annual revenue per account ARR: annual recurring revenue CAGR: compounding annual growth rate TTM: trailing twelve months SMB: companies with 250 or fewer employees Mid market & enterprise: companies with more than 250 employees FCF: free cash flow is net cash provided by operating activities, less purchases of property and equipment and capitalized internal-use software. SBC: stock based compensation All rights reserved. © 2023 Freshworks Inc. 115 Note: Numbers rounded for presentation purposes and may not foot.

Use of Non-GAAP Measures In addition to the U.S. generally accepted accounting principles (“GAAP”) financials, this presentation includes certain non- GAAP financial measures, including non-GAAP income (loss) from operations, non-GAAP gross profit, non-GAAP cost of revenue, non-GAAP operating expenses, and free cash flow. This presentation also includes certain non-GAAP metrics, including annual recurring revenue, average revenue per account, net dollar retention rates, revenue growth rates and related presentation thereof with adjustments for constant currency. We use these non-GAAP measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance. We believe these non-GAAP measures provide investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our operating results. We believe these non-GAAP measures are useful in evaluating our operating performance compared to that of other companies in our industry, as they generally eliminate the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Investors, however, are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. The non-GAAP measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures. Please see the appendix for a reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. © 2023 Freshworks Inc. All rights reserved. 116

GAAP to non-GAAP Reconciliations Revenue ($ in millions) Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 GAAP Revenue $121.4 $128.8 $133.2 $137.7 $145.1 YoY Growth rates 37% 33% 26% 20% 19% Add: Effects of foreign currency rate fluctuations $2.6 $3.4 $3.9 $3.5 $1.2 (1) Revenue adjusted for constant currency $124.0 $132.2 $137.1 $141.2 $146.3 YoY Growth rates - constant currency 40% 37% 30% 23% 20% (1) Revenue growth rates adjusted for constant currency are based on average exchange rates in effect during the © 2023 Freshworks Inc. All rights reserved. comparison period for currencies other than USD. 2023 financial data reflects unaudited results as of June 30, 2023. 117

GAAP to non-GAAP Reconciliations Cost of revenue ($ in millions) 2019 2020 2021 2022 H1-23 GAAP cost of revenue $36.5 $52.5 $78.0 $95.8 $50.1 Less: stock-based compensation expense - employee awards – – (5.6) (7.0) (3.4) Less: employer taxes and employee stock transactions – – (0.3) – (0.1) Less: amortization of acquired intangibles (1.2) (3.9) (3.9) (1.2) (0.2) Non-GAAP cost of revenue $35.3 $48.6 $68.2 $87.5 $46.4 GAAP cost of revenue as a percentage of revenue 21% 21% 21% 19% 18% Non-GAAP cost of revenue as a percentage of revenue 20% 19% 18% 18% 16% © 2023 Freshworks Inc. All rights reserved. 118 Note: Numbers rounded for presentation purposes and may not foot.

GAAP to non-GAAP Reconciliations Gross profit ($ in millions) 2019 2020 2021 2022 H1-23 GAAP gross profit $135.9 $197.2 $293.0 $402.2 $232.7 Add: stock-based compensation expense - employee awards – – 5.6 7.0 3.4 Add: employer taxes and employee stock transactions – – 0.3 – 0.1 Add: amortization of acquired intangibles 1.2 3.9 3.9 1.2 0.2 Non-GAAP gross profit $137.1 $201.0 $302.8 $410.5 $236.3 GAAP gross margin 79% 79% 79% 81% 82% Non-GAAP gross margin 80% 81% 82% 82% 84% © 2023 Freshworks Inc. All rights reserved. 119 Note: Numbers rounded for presentation purposes and may not foot.

GAAP to non-GAAP Reconciliations
Operating expenses

($ in millions)	2019	2020	2021	2022	H1-23
GAAP sales and marketing	$111.1	$133.3	$260.3	$343.2	$174.8
Less: stock-based compensation expense - employee awards	(0.1)	–	(53.2)	(64.3)	(33.0)
Less: employer taxes and employee stock transactions	–	–	(4.6)	(1.3)	(1.0)
Less: amortization of acquired intangibles	(0.3)	(0.4)	(0.4)	(0.4)	(0.1)
Non-GAAP sales and marketing	$110.7	$132.9	$202.2	$277.2	$140.6
GAAP sales and marketing as percentage of revenue	64%	53%	70%	69%	62%
Non-GAAP sales and marketing as percentage of revenue	64%	53%	54%	56%	50%

($ in millions)	Q1-22	Q2-22	Q3-22	Q4-22	Q1-23	Q2-23
GAAP sales and marketing	$71.5	$90.0	$86.9	$94.8	$86.8	$88.0
Less: stock-based compensation expense - employee awards	(12.5)	(15.0)	(16.6)	(20.1)	(15.8)	(17.3)
Less: employer taxes and employee stock transactions	0.5	(0.7)	(0.7)	(0.3)	(0.6)	(0.4)
Less: amortization of acquired intangibles	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	–
Non-GAAP sales and marketing	$59.3	$74.2	$69.4	$74.3	$70.4	$70.2
GAAP sales and marketing as percentage of revenue	62%	74%	67%	71%	63%	61%
Non-GAAP sales and marketing as percentage of revenue	52%	61%	54%	56%	51%	48%

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GAAP to non-GAAP Reconciliations

Operating expenses

($ in millions)	2019	2020	2021	2022	H1-23
GAAP research and development	$38.6	$69.2	$120.4	$135.5	$67.0
Less: stock-based compensation expense - employee awards	(0.2)	(15.9)	(45.2)	(36.4)	(19.0)
Less: employer taxes and employee stock transactions	–	–	(1.2)	0.1	(0.2)
Non-GAAP research and development	$38.4	$53.2	$74.1	$99.2	$47.8
GAAP research and development as percentage of revenue	22%	28%	32%	27%	24%
Non-GAAP research and development as percentage of revenue	22%	21%	20%	20%	17%

($ in millions)	2019	2020	2021	2022	H1-23
GAAP general and administrative	$15.9	$50.8	$117.0	$156.8	$82.2
Less: stock-based compensation expense - employee awards	–	(27.4)	(69.5)	(99.9)	(49.4)
Less: employer taxes and employee stock transactions	–	–	(2.7)	(0.6)	(0.5)
Less: acquisition-related expenses	(1.3)	(0.3)	–	–	–
Non-GAAP general and administrative	$14.6	$23.1	$44.8	$56.4	$32.3
GAAP general and administrative as percentage of revenue	9%	20%	32%	31%	29%
Non-GAAP general and administrative as percentage of revenue	8%	9%	12%	11%	11%

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GAAP to non-GAAP Reconciliations Income (loss) from operations ($ in millions) 2019 2020 2021 2022 H1-23 GAAP income (loss) from operations ($29.7) ($56.1) ($204.8) ($233.4) ($91.4) Add: stock-based compensation expense - employee awards 0.3 43.3 173.4 207.7 104.9 Add: employer taxes and employee stock transactions – – 8.8 1.8 1.8 Add: amortization of acquired intangibles 1.4 4.3 4.3 1.6 0.3 Add: acquisition-related expenses 1.3 0.3 – – – Non-GAAP income (loss) from operations ($26.6) ($8.3) ($18.3) ($22.3) $15.6 GAAP operating margin (17%) (22%) (55%) (47%) (32%) Non-GAAP operating margin (15%) (3%) (5%) (4%) 6% © 2023 Freshworks Inc. All rights reserved. 122 Note: Numbers rounded for presentation purposes and may not foot.

GAAP to non-GAAP Reconciliations Free cash flow ($ in millions) Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Net cash provided by (used in) operating activities $1.4 ($6.8) ($4.2) $7.2 $11.5 $19.9 Less: purchases of property and equipment ($1.4) ($2.0) ($1.9) ($1.8) ($0.4) ($0.3) Less: capitalized internal-use software ($1.3) ($1.4) ($1.1) ($1.3) ($2.0) ($1.5) Free cash flow ($1.4) ($10.2) ($7.2) $4.0 $9.1 $18.1 Net cash provided by (used in) investing activities ($25.6) $4.8 ($140.2) ($123.8) $41.3 $2.8 Net cash (used in) financing activities ($120.0) ($11.3) ($13.4) ($11.6) ($12.4) ($11.0) © 2023 Freshworks Inc. All rights reserved. 123 Note: Numbers rounded for presentation purposes and may not foot.

GAAP to non-GAAP Reconciliations Free cash flow ($ in millions) 2019 2020 2021 2022 H1-23 Net cash provided by (used in) operating activities ($8.2) $32.5 $11.5 ($2.5) $31.4 Less: purchases of property and equipment ($11.5) ($4.4) ($5.6) ($7.1) ($0.7) Less: capitalized internal-use software ($3.3) ($4.6) ($3.6) ($5.1) ($3.5) Free cash flow ($23.0) $23.5 $2.3 ($14.7) $27.2 Free cash flow margin (13%) 9% 1% (3%) 10% Net cash provided by (used in) investing activities ($148.9) ($11.4) ($420.3) ($284.8) $44.1 Net cash (used in) financing activities $150.2 ($1.9) $1,058.4 ($156.0) ($23.4) © 2023 Freshworks Inc. All rights reserved. 124 Note: Numbers rounded for presentation purposes and may not foot.